MUNIHOLDINGS
INSURED
FUND II, INC.




FUND LOGO




Semi-Annual Report

March 31, 2000





This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniHoldings
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS INSURED FUND II, INC.



The Benefits and
Risks of
Leveraging

MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Insured Fund II, Inc., March 31, 2000



DEAR SHAREHOLDER

For the six months ended March 31, 2000, the Common Stock of MuniHoldings Insured Fund II, Inc. earned $0.385 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 6.12%, based on a month-end per share net asset value of $12.54. Over the same period, the total investment return on the Fund's Common Stock was +2.14%, based on a change in per share net asset value from $12.72 to $12.54, and assuming reinvestment of $0.390 per share income dividends.

For the six months ended March 31, 2000, the Fund's Preferred Stock had an average yield of 3.77% for Series A and 3.78% for Series B.


The Municipal Market Environment
From October 1, 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Current estimates for first quarter 2000 economic growth are in the 4.5%--5.5% range. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressure at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields had risen almost 70 basis points (0.70%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose nearly 40 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored continued strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current and, more importantly, expected future issuance, helped push bond yields lower in February and March 2000. In late January and early February 2000, the US Treasury announced it intended to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would also allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sector. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity, and bond prices quickly rose. By March 31, 2000, US Treasury bond yields had declined 60 basis points to 5.83%. The dramatic decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen more than 20 basis points.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 30 basis points to finish the six-month period ended March 31, 2000 at 6.03%. During the last six months, municipal bond yields declined overall less than 10 basis points.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $206 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the three months ended March 31, 2000, approximately $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the March 31, 1999 quarter. Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last three months, tax-exempt mutual funds have had net redemptions of approximately $6 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as those expected in May and perhaps June 2000, should eventually slow US economic growth. The recent decline in US home sales is perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.

Portfolio Strategy
MuniHoldings Insured Fund II, Inc. focuses on seeking to enhance tax-exempt income through the use of leverage. (For an explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) For the past six months, we believed that the Fund was structured to accomplish this goal. The fixed-income marketplace has been subject to above-average price volatility, resulting from continuously strong economic growth and uncertainty surrounding the magnitude of future monetary tightening by the Federal Reserve
Board. Our fully invested position subjected the Fund's net asset valuation to the volatility that accompanies such a drastic rise and fall in interest rates but enabled the Fund to achieve a highly competitive yield.

The Fund began the six-month period heavily weighted in high-quality holdings, with 83.7% of Fund assets rated AAA by at least one of the major rating agencies. We purchased lower-quality, investment-grade issues as yield spreads widened to augment the distribution yield. Yield spreads have since narrowed, allowing the Fund to participate in the relative outperformance of this sector in the municipal bond market.

In Conclusion
On April 12, 2000, MuniHoldings Insured Fund II, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Insured Fund II, Inc. would acquire substantially all of the assets and liabilities of MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. in exchange for newly issued shares of MuniHoldings Insured Fund II, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



April 24, 2000



MuniHoldings Insured Fund II, Inc., March 31, 2000


PROXY RESULTS

During the six-month period ended March 31, 2000, MuniHoldings Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:


                                                                            Shares Voted                Shares Withheld
                                                                                For                       From Voting
1. To elect the Fund's Directors:    Terry K. Glenn                          10,371,117                     512,526
                                     Joe Grills                              10,371,117                     512,526
                                     Robert S. Salomon, Jr.                  10,371,117                     512,526
                                     Stephen B. Swensrud                     10,371,117                     512,526
                                     Arthur Zeikel                           10,371,117                     512,526

                                                                           Shares Voted   Shares Voted   Shares Voted
                                                                                For          Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                         10,622,328      139,678        121,637



During the six-month period ended March 31, 2000, MuniHoldings
Insured Fund II, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                           Shares Voted                 Shares Withheld
                                                                                For                       From Voting
1. To elect the Fund's               Terry K. Glenn                            3,936                           0
   Board of Directors:               Joe Grills                                3,936                           0
                                     Walter Mintz                              3,936                           0
                                     Robert S. Salomon, Jr.                    3,936                           0
                                     Melvin R. Seiden                          3,936                           0
                                     Stephen B. Swensrud                       3,936                           0
                                     Arthur Zeikel                             3,936                           0

                                                                           Shares Voted   Shares Voted   Shares Voted
                                                                                For          Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                           3,925            0              11


Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT        Alternative Minimum Tax
           (subject to)
GO         General Obligation Bonds
HDA        Housing Development Authority
IDA        Industrial Development
           Authority
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                S&P     Moody's     Face
STATE         Ratings   Ratings    Amount   Issue                                                                Value
Arizona--0.9%   BBB+    Baa1      $ 2,170   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A, 6.625% due 7/01/2020                   $   2,132


California      BBB     NR*         2,500   Contra Costa County, California, Public Financing Authority,
--0.9%                                      Tax Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                            Redevelopment), 5.25% due 8/01/2028                                    2,149


Colorado--2.0%  AAA     Aaa         5,000   Denver, Colorado, City and County Airport Revenue Refunding
                                            Bonds, Series E, 5.50% due 11/15/2025 (d)                              4,788


Connecticut     NR*     Baa3        8,000   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
--2.9%                                      Refunding Bonds, Sub-Series A, 5.50% due 9/01/2028                     6,981


District of     A1+     VMIG1++     3,300   District of Columbia, GO, General Fund Recovery, VRDN, Series B-1,
Columbia--5.2%                              3.85% due 6/01/2003 (e)                                                3,300

                AAA     Aaa         5,115   District Of Columbia, Water and Sewer Authority, Public Utility
                                            Revenue Refunding Bonds, 5.50% due 10/01/2023 (c)                      4,945

                AAA     Aaa         5,000   Washington, D.C., Convention Center Authority, Dedicated Tax
                                            Revenue Bonds, Senior Lien, 5% due 10/01/2021 (a)                      4,461


Georgia--2.2%                               Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series B (d):
                AAA     Aaa         4,390     5.10% due 7/01/2017                                                  4,119
                AAA     Aaa         1,355     5.10% due 7/01/2020                                                  1,244


Hawaii--4.2%    AAA     Aaa        10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)                 10,187


Illinois--12.4% AAA     Aaa         5,000   Chicago, Illinois, Board of Education, GO (Chicago School
                                            Reform), 5.75% due 12/01/2027 (a)                                      4,894

                                            Chicago, Illinois, GO, Series A (b):
                AAA     Aaa         8,800     6% due 1/01/2021                                                     8,943
                AAA     Aaa         9,330     6% due 1/01/2022                                                     9,459

                AAA     Aaa         3,400   Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds,
                                            5.50% due 1/01/2023 (d)                                                3,239

                AAA     Aaa         4,000   Melrose Park, Illinois, Water Revenue Bonds, Series A, 5.20%
                                            due 7/01/2018 (d)                                                      3,768


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                S&P     Moody's     Face
STATE         Ratings   Ratings    Amount   Issue                                                                Value
Indiana--4.0%   A1      VMIG1++   $   500   Jasper County, Indiana, PCR, Refunding (Northern Indiana
                                            Public Service), VRDN, Series C, 3.85% due 4/01/2019 (e)           $     500

                AAA     NR*         9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                            Revenue Bonds (First Mortgage), 5.75% due 1/15/2022 (c)                9,154


Kentucky--1.8%  AAA     Aaa         4,250   Kentucky State Property and Buildings Commission, Revenue
                                            Refunding Bonds (Project No. 64), 5.75% due 5/01/2011 (d)              4,434


Louisiana--0.1% A1+     VMIG1++       400   Louisiana State Offshore Terminal Authority, Deepwater Port
                                            Revenue Refunding Bonds (1st Stage A-Loop Inc.), VRDN, 3.85%
                                            due 9/01/2008 (e)                                                        400


Mississippi     BBB-    Ba1         3,550   Mississippi Business Finance Corporation, Mississippi,
--1.3%                                      PCR, Refunding (System Energy Resources Inc. Project),
                                            5.90% due 5/01/2022                                                    3,158


Nevada--2.9%    AAA     Aaa         7,000   Las Vegas, Nevada, New Convention and Visitors Authority
                                            Revenue Bonds, 5.75% due 7/01/2016 (a)                                 7,097


New Jersey      AAA     Aaa           660   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
--0.3%                                      Revenue Refunding Bonds, AMT, Series AA, 5.90% due 10/01/2029 (d)        660


New Mexico      AAA     Aaa         5,000   Farmington, New Mexico, PCR, Refunding (Public Service Company
--2.1%                                      of San Juan), Series C, 5.70% due 12/01/2016 (a)                       5,053


New York        A-      VMIG1++     4,500   Long Island Power Authority, New York, Electric System Revenue
--24.9%                                     Bonds, VRDN, Sub-Series 5, 3.80% due 5/01/2033 (e)                     4,500

                                            Long Island Power Authority, New York, Electric System Revenue
                                            Refunding Bonds, Series A:
                AAA     Aaa         5,000     5.125% due 12/01/2022 (c)                                            4,513
                AAA     Aaa        10,000     5.25% due 12/01/2026 (d)                                             9,181

                AAA     Aaa         2,000   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Refunding Bonds, Series B, 5% due
                                            7/01/2017 (a)                                                          1,852

                AAA     Aaa        10,000   Nassau Health Care Corporation, New York, Health System
                                            Revenue Bonds, 5.75% due 8/01/2022 (c)                                 9,937

                                            New York City, New York, GO, Refunding:
                AAA     NR*        10,000     Series G, 5.75% due 2/01/2017 (c)                                   10,118
                AAA     Aaa         5,480     Series H, 5.375% due 8/01/2027 (d)                                   5,136

                A1c     VMIG1++     4,400   New York City, New York, GO, VRDN, Series B, Sub-Series B-6,
                                            3.80% due 8/15/2005 (d)(e)                                             4,400

                AAA     Aaa         3,500   New York State Urban Development Corporation, Revenue
                                            Refunding Bonds (Correctional Facilities), 5.75% due
                                            1/01/2013 (c)                                                          3,564

                AAA     Aaa         7,500   Port Authority of New York and New Jersey, Consolidated
                                            Revenue Refunding Bonds, AMT, 119th Series, 5.50% due
                                            9/15/2016 (b)                                                          7,428


North           AAA     Aaa        22,000   Oliver County, North Dakota, PCR, Refunding (Square Butte Electric
Dakota--8.3%                                Cooperative), Series A, 5.30% due 1/01/2027 (a)                       20,145


Ohio--3.0%      BBB+    Baa1        5,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                            Project), AMT, 5.65% due 3/01/2033                                     4,317

                AA      A1          3,000   Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                                            Series A, 5.55% due 2/15/2013                                          3,040


Pennsylvania    AAA     Aaa        12,930   Allegheny County, Pennsylvania, Hospital Development
--9.5%                                      Authority Revenue Bonds (University of Pittsburgh Medical
                                            Center), 5.375% due 12/01/2025 (d)                                    11,925

                NR*     Aaa         5,600   Lycoming County, Pennsylvania, College Authority Revenue
                                            Bonds (Pennsylvania College of Technology), 5.25% due
                                            7/01/2018 (d)                                                          5,334

                AAA     Aaa         5,830   Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                            Second Series, 5% due 7/01/2029 (c)                                    5,073

                A1+     NR*           700   Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                            Revenue Refunding Bonds (Northeastern Power Company), VRDN,
                                            Series A, 4% due 12/01/2022 (e)                                          700


Puerto Rico     AAA     Aaa        10,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due
--4.2%                                      7/01/2029 (d)                                                         10,284


Rhode                                       Providence, Rhode Island, Public Building Authority, General
Island--3.8%                                Revenue Bonds (School and Public Facilities Projects), Series
                                            A (a):
                AAA     Aaa         2,785     5.25% due 12/15/2017                                                 2,664
                AAA     Aaa         1,300     5.25% due 12/15/2018                                                 1,235
                AAA     Aaa         1,305     5.25% due 12/15/2019                                                 1,228

                NR*     Aaa         4,055   Providence, Rhode Island, Redevelopment Agency Revenue Refunding
                                            Bonds (Public Safety and Municipal Buildings), Series A, 5.75%
                                            due 4/01/2019 (a)                                                      4,062


Texas--4.5%     BBB-    Baa1        5,000   Dallas-Fort Worth, Texas, International Airport Facilities,
                                            Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                            AMT, 6.375% due 5/01/2035                                              4,794

                AA      Aa3         6,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (School Health Care System), Series B,
                                            5.75% due 7/01/2027 (f)                                                6,003


Virginia        AA+     Aa1         2,250   Virginia State, HDA, Rental Housing Revenue Bonds, AMT, Series B,
--0.9%                                      6% due 8/01/2017                                                       2,258


Washington      AAA     Aaa         3,485   Grant County, Washington, Public Utility District No. 2 Revenue
--1.4%                                      Bonds (Priest Rapids Hydro Electric), AMT, Second Series,
                                            Series B, 5.90% due 1/01/2021 (d)                                      3,462


                Total Investments (Cost--$248,789)--103.7%                                                       252,218

                Liabilities in Excess of Other Assets--(3.7%)                                                     (9,054)
                                                                                                               ---------
                Net Assets--100.0%                                                                             $ 243,164
                                                                                                               =========



             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FSA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.
             (f)Escrowed to maturity.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Ernst & Young  llp.

                See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., March 31, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of March 31, 2000
Assets:             Investments, at value (identified cost--$248,788,700)                                   $252,218,071
                    Cash                                                                                          40,996
                    Receivables:
                      Securities sold                                                      $  7,462,825
                      Interest                                                                3,543,058       11,005,883
                                                                                           ------------
                    Prepaid expenses                                                                              16,064
                                                                                                            ------------
                    Total assets                                                                             263,281,014
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   19,835,233
                      Dividends to shareholders                                                 166,224
                      Investment adviser                                                         76,035
                      Offering costs                                                             10,594       20,088,086
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        28,717
                                                                                                            ------------
                    Total liabilities                                                                         20,116,803
                                                                                                            ------------

Net Assets:         Net assets                                                                              $243,164,211
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (4,200 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $105,000,000
                      Common Stock, par value $.10 per share (11,015,719 shares
                      issued and outstanding)                                              $  1,101,572
                    Paid-in capital in excess of par                                        162,874,062
                    Undistributed investment income--net                                        919,091
                    Accumulated realized capital losses on investments--net                 (30,159,885)
                    Unrealized appreciation on  investments--net                              3,429,371
                                                                                           ------------
                    Total--Equivalent to $12.54 net asset value per share of
                    Common Stock (market price--$10.5625)                                                    138,164,211
                                                                                                            ------------
                    Total capital                                                                           $243,164,211
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  7,076,927
Income:

Expenses:           Investment advisory fees                                               $    662,152
                    Commission fees                                                             129,283
                    Professional fees                                                            52,947
                    Accounting services                                                          31,381
                    Transfer agent fees                                                          19,554
                    Printing and shareholder reports                                             12,474
                    Directors' fees and expenses                                                 12,263
                    Listing fees                                                                  7,771
                    Custodian fees                                                                5,700
                    Pricing fees                                                                  3,085
                    Other                                                                        14,446
                                                                                           ------------
                    Total expenses before reimbursement                                         951,056
                    Reimbursement of expenses                                                  (179,157)
                                                                                           ------------
                    Total expenses after reimbursement                                                           771,899
                                                                                                            ------------
                    Investment income--net                                                                     6,305,028
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (17,092,485)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        15,101,027
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  4,313,570
                                                                                                            ============

                    See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., March 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the      For the Period
                                                                                           Six Months      February 26,
                                                                                              Ended          1999++ to
                                                                                            March 31,      September 30,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $  6,305,028     $  7,439,255
                    Realized loss on investments--net                                       (17,092,485)     (13,067,399)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         15,101,027      (11,671,656)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                4,313,570      (17,299,800)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                           (4,294,816)      (4,682,689)
                      Preferred Stock                                                        (2,009,007)      (1,838,680)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,303,823)      (6,521,369)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --      164,850,000
Transactions:       Proceeds from issuance of Preferred Stock                                        --      105,000,000
                    Offering costs resulting from the issuance of Common Stock                       --         (228,434)
                    Offering and underwriting costs resulting from the issuance
                    of Preferred Stock                                                                          (970,940)
                    Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                   225,002               --
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                225,002      268,650,626
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,765,251)     244,829,457
                    Beginning of period                                                     244,929,462          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $243,164,211     $244,929,462
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    919,091     $    917,886
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            For the       For the Period
                    The following per share data and ratios have been derived              Six Months      February 26,
                    from information provided in the financial statements.                    Ended          1999++ to
                                                                                            March 31,      September 30,
                    Increase (Decrease) in Net Assets:                                        2000             1999
Per Share           Net asset value, beginning of period                                   $      12.72     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .57              .68
                    Realized and unrealized gain (loss) on investments--net                        (.18)           (2.24)
                                                                                           ------------     ------------
                    Total from investment operations                                                .39            (1.56)
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                       (.39)            (.43)
                                                                                           ------------     ------------
                    Total dividends to Common Stock shareholders                                   (.39)            (.43)
                                                                                           ------------     ------------
                    Capital change resulting from issuance of Common Stock                           --             (.03)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                     (.18)            (.17)
                                                                                           ------------     ------------
                      Capital charge resulting from issuance of Preferred Stock                      --             (.09)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.18)            (.26)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      12.54     $      12.72
                                                                                           ============     ============
                    Market price per share, end of period                                  $    10.5625     $      12.00
                                                                                           ============     ============

Total Investment    Based on market price per share                                              (8.81%)+++      (17.36%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                            2.14%+++      (12.40%)+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement***                                       1.15%*            .62%*
Average Net                                                                                ============     ============
Assets of           Total expenses***                                                             1.42%*           1.22%*
Common Stock:                                                                              ============     ============
                    Total investment income--net***                                               9.39%*           8.27%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                           2.99%*           2.04%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                          6.40%*           6.23%*
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement                                           .64%*            .38%*
Total Average Net                                                                          ============     ============
Assets:++++++***    Total expenses                                                                 .79%*            .75%*
                                                                                           ============     ============
                    Total investment income--net                                                  5.24%*           5.07%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                     3.77%*           3.24%*
Average Net                                                                                ============     ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $    138,164     $    139,929
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $    105,000     $    105,000
                                                                                           ============     ============
                    Portfolio turnover                                                          103.65%          159.29%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2.316     $      2,333
                                                                                           ============     ============

Dividends           Series A--Investment income--net                                       $        477     $        443
Per Share on                                                                               ============     ============
Preferred Stock     Series B--Investment income--net                                       $        480     $        432
Outstanding:                                                                               ============     ============



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 18, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., March 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principals, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended March 31, 2000, FAM earned fees of $662,152 of which $179,157 was voluntarily waived.

During the period February 26, 1999 to September 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $787,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2000 were $241,641,471 and $249,493,354, respectively.

Net realized losses for the six months ended March 31, 2000 and net unrealized gains as of March 31, 2000 were as follows:


                                  Realized        Unrealized
                                    Losses          Gains

Long-term investments            $(17,081,644)  $  3,429,371
Financial futures contracts           (10,841)            --
                                 ------------   ------------
Total                            $(17,092,485)  $  3,429,371
                                 ============   ============


As of March 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,429,371, of which $4,726,134 related to appreciated securities and $1,296,763 related to depreciated securities. The aggregate cost of investments at March 31, 2000 for Federal income tax purposes was $248,788,700.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended March 31, 2000 increased by 19,052 as a result of dividend reinvestment and during the period February 26, 1999 to September 30, 1999 increased by 10,990,000 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2000 were as follows: Series A, 4.05% and Series B, 3.95%.

Shares issued and outstanding during the six months ended March 31, 2000 remained constant and during the period February 26, 1999 to September 30, 1999 increased by 4,200 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2000, MLPF&S earned $101,472 as commissions.

5. Capital Loss Carryforward:
At September 30, 1999, the Fund had a capital loss carryforward of approximately $12,824,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On April 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063794 per share, payable on April 27, 2000 to shareholders of record as of April 17, 2000.

7. Reorganization Plan:
On April 12, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings Insured Fund III, Inc. and MuniHoldings Insured Fund IV, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.


MuniHoldings Insured Fund II, Inc., March 31, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of March 31, 2000 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      83.7%
AA/Aa                                         4.6
BBB/Baa                                       9.7
Other++                                       5.7

++Temporary investments in short-term municipal securities.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUE